UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 8, 2005

                           The Asia Tigers Fund, Inc.
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             (Exact name of registrant as specified in its charter)
    Maryland                         811-08050                       13-3735233


(State or other jurisdiction of        (Commission             (IRS Employer
       incorporation)                  File Number)          Identification No.)

          200 Park Avenue New York, NY                             10166

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      (Address of principal executive offices)                   (Zip Code)
Registrant's telephone number, including area code   212-667-4939

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                           The Asia Tigers Fund, Inc.
                           CURRENT REPORT ON FORM 8-K

Item 7.01  Regulation FD Disclosure.

         On November 8, 2005, The Asia Tigers Fund, Inc. (NYSE: GRR) (the "Fund") announced that the Fund's Board of Directors has appointed Blackstone Asia Advisors L.L.C. ("Blackstone Advisors") to serve as the Fund's interim investment manager upon the expiration of the Fund's existing arrangements with Advantage Advisers, Inc. on December 4, 2005. The Board of Directors also approved a new investment management agreement between the Fund and Blackstone Advisors which will be submitted to stockholders for approval. The interim agreement will remain in effect until the earlier of (i) stockholder approval of the new agreement and (ii) May 3, 2006. There will be no increase in management fees under the new agreements with Blackstone Advisors. Punita Kumar-Sinha, the Fund's portfolio manager for the last six years, will, supported by her investment team, continue to manage the Fund's assets on a day-to-day basis as portfolio manager under new employment arrangements with Blackstone Advisors, which is a newly-formed affiliate of The Blackstone Group.

         Exhibit 99.1 is a copy of the press release. The press release is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, and the information contained in Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Fund under the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

    Exhibit Number

    99.1   The Asia Tigers Fund, Inc. press release, dated November 8, 2005.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             The Asia Tigers Fund, Inc.
                                                   (Registrant)
Date: November 8, 2005
                                      /s/ Deborah Kaback
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                                                     (Signature)

                                      Name:  Deborah Kaback
                                      Title: Secretary



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                                  EXHIBIT INDEX

Exhibit Number

99.1  Press release of the Fund, dated November 8, 2005.